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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                        Date of Report: January 24, 2005

                       Citizens South Banking Corporation
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                        0-23971                 54-2069979
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

    519 South New Hope Road, Gastonia, North Carolina            28054-4040
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        (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: 704-868-5200

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 24, 2005, Citizens South Banking Corporation issued a press release to announce its results of operations for the quarters and twelve months ended December 31, 2004 and 2003. The text of the press release and related financial supplements are included as Exhibit 99 (a) to this report. The information included in the text and financial supplements of the press releases is considered to be "furnished" under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses for the quarters ended December 31, 2004, and 2003, as part of its Form 10-Q covering that period.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

99 Additional Exhibits:

     (a)   Earnings Press Release of Citizens South Banking Corporation

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      CITIZENS SOUTH BANKING CORPORATION

DATE:  January 24, 2005               By:  /s/ Kim S. Price
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                                           Kim S. Price
                                           President and Chief Executive Officer

                                      By:  /s/ Gary F. Hoskins
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                                           Gary F. Hoskins
                                           Chief Financial Officer

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                                 EXHIBIT 99 (a)